                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

                              -----------------

                      DATE OF REPORT:  December 9, 1998

                       Commission File Number: 0-22299


                             SAXTON INCORPORATED
            (Exact name of registrant as specified in its charter)


                   NEVADA                                88-0223654
      (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                Identification No.)


                      5440 West Sahara Ave., Third Floor
                           Las Vegas, Nevada 89146
                                (702) 221-1111
        (Address and telephone number of principal executive offices)


                     SAXTON INCORPORATED AND SUBSIDIARIES
                          CURRENT REPORT ON FORM 8-K
                               DECEMBER 9, 1998


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
                                                                        Page
                                                                       Number
                                                                       ------
Item 1-3.      None

Item 4.        CHANGES IN REGISTRANT'S CERTIFYING
                 ACCOUNTANT............................................   3

Item 5.        OTHER EVENTS............................................   4

SIGNATURES.............................................................   5

EXHIBITS...............................................................   6


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                            SAXTON INCORPORATED

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On December 9, 1998, Saxton Incorporated (the "Registrant") dismissed KPMG Peat Marwick LLP.

     (b) KPMG Peat Marwick LLP's reports on the financial statements of the Registrant for the past two fiscal years ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (c) During the two most recent fiscal years and the interim periods subsequent to the Registrant's fiscal year ended December 31, 1997 there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K, except that during the quarter ended September 30, 1998 there was a disagreement as to the proper application of generally accepted accounting principles to a real estate transaction. The disagreement was ultimately resolved to the satisfaction of KPMG Peat Markwick LLP without discussion with the Audit Committee or Board of Directors of the Registrant. The Registrant has authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of such disagreement.

     (d) Registrant has provided KPMG Peat Marwick LLP with a copy of this disclosure and has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of KPMG Peat Marwick LLP's letter to the SEC dated December 16, 1998, is filed as Exhibit No. 16.

     (e) The Registrant selected the accounting firm of Deloitte & Touche LLP as independent accountants for Registrant's fiscal year ending December 31, 1998 to replace KPMG Peat Marwick LLP. The Registrant's Board of Directors approved the selection of Deloitte & Touche LLP as independent accountants upon the recommendation of the Registrant's Audit Committee.

                             SAXTON INCORPORATED

ITEM 5.  OTHER EVENTS

     On December 7, 1998, the Registrant's Board of Directors approved an increase from 500,000 to 750,000 in the number of shares subject to stock options under the Registrant's Management Stock Option Incentive Plan (the "Plan"). The increase is subject to majority ratification or approval, in accordance with Section 14 of the Securities Exchange Act of 1934, by the stockholders not later than the next annual meeting of stockholders. Any such additional options granted under the Plan will be subject to such stockholder approval.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAXTON INCORPORATED

December 16, 1998                  By: /s/ Kirk Scherer
                                       ---------------------------------------
                                       Kirk Scherer
                                       Executive Vice-President of Finance
                                       and Chief Financial Officer
                                       (Principal Financial Officer)

                                   By: /s/ Melody J. Sullivan
                                       ---------------------------------------
                                       Melody J. Sullivan
                                       Vice-President and Chief Accounting
                                       Officer
                                       (Principal Accounting Officer)

                                EXHIBIT INDEX



  Exhibit No.                       Description                        Page No.
  ----------                        -----------                        --------
       16       Letter to SEC from KPMG Peat Marwick LLP dated
                December 16, 1998.                                         7


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